Fourth Quarter 2025 Investor Presentation

Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions (including its merger with The First Bancshares, Inc. (“The First”)) into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management (including the possibility that such cost savings will not be realized when expected, or at all, as a result of the impact of, or challenges arising from, the integration of the acquired assets and assumed liabilities into Renasant, potential adverse reactions or changes to business or employee relationships, or as a result of other unexpected factors or events); (ii) potential exposure to unknown or contingent risks and liabilities we have acquired, or may acquire, or target for acquisition, including in connection with our merger with The First; (iii) the effect of economic conditions and interest rates on a national, regional or international basis; (iv) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (v) competitive pressures in the consumer finance, commercial finance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (vi) the financial resources of, and products available from, competitors; (vii) changes in laws and regulations as well as changes in accounting standards; (viii) changes in governmental and regulatory policy, whether applicable specifically to financial institutions or impacting the United States generally (such as, for example, changes in trade policy); (ix) increased scrutiny by, and/or additional regulatory requirements of, regulatory agencies as a result of our merger with The First; (x) changes in the securities and foreign exchange markets; (xi) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (xii) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xiii) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xiv) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xv) general economic, market or business conditions, including the impact of inflation; (xvi) changes in demand for loan and deposit products and other financial services; (xvii) concentrations of credit or deposit exposure; (xviii) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xix) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xx) civil unrest, natural disasters, epidemics and other catastrophic events in our geographic area; (xxi) geopolitical conditions, including acts or threats of terrorism, and actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxii) the impact, extent and timing of technological changes; and (xxiii) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. 2

Assets: $26.8 billion Loans: 19.0 Deposits: 21.5 Equity: 3.9 Loans TN 11% MS 25% AL 22% FL 12% LA 4% GA 26% Deposits TN 8% MS 39% AL 15%FL 8% LA 3% GA 27% (2) 3 Overview Note: As of December 31, 2025 (1) As determined by the office or branch of origination (2) Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. Snapshot Footprint Loans and Deposits by State(1)

Fourth Quarter Highlights • Net income of $78.9 million with diluted EPS of $0.83 and adjusted diluted EPS (non- GAAP)(1) of $0.91 • Net interest margin was 3.89%, up 4 basis points linked quarter; adjusted net interest margin (non-GAAP)(1) remained unchanged at 3.62% linked quarter • Loans increased $21.5 million, or 0.4% annualized. During the fourth quarter, the Company sold approximately $117.3 million of loans acquired in connection with the merger with The First, which were not considered to be core to Renasant’s business • Deposits increased $48.5 million linked quarter. Noninterest bearing deposits decreased $194.5 million linked quarter; noninterest-bearing deposits represented 23.5% of total deposits • Loan yield decreased 15 basis points; adjusted loan yield (non-GAAP)(1) decreased 12 basis points • Cost of total deposits decreased 17 basis points to 1.97% • The ratio of allowance for credit losses on loans to total loans decreased 2 basis points to 1.54% linked quarter • Nonperforming loans represented 0.92% of total loans, an increase of 2 basis points and criticized loans to total loans decreased 28 basis points to 2.94% linked quarter • Redeemed $60.0 million subordinated notes acquired from The First on October 1, 2025 • Repurchased $13.2 million of common stock at a weighted average price of $34.29 4 Net Income $78.95 million Diluted EPS 0.83 Adjusted Diluted EPS (non-GAAP)(1) 0.91 Net Interest Margin 3.89 % Adjusted Net Interest Margin (non- GAAP)(1) 3.62 Return on Average Assets (“ROAA”) 1.17 Adjusted ROAA (non-GAAP)(1) 1.29 Return on Average Tangible Common Equity (“ROTCE”) 14.80 Adjusted ROTCE (non-GAAP)(1) 16.18 Efficiency Ratio 60.23 Adjusted Efficiency Ratio (non-GAAP)(1) 53.52 (1) Adjusted diluted EPS, Adjusted net interest margin, Adjusted loan yield, Adjusted ROAA, ROTCE (including on an adjusted basis) and Adjusted efficiency ratio are non- GAAP financial measures. See slide 27-31 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

$18,035 $18,271 $26,625 $26,726 $26,751 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $12,885 $13,056 $18,563 $19,026 $19,047 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $14,573 $14,772 $21,583 $21,425 $21,473 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Note: Dollars in millions $2,678 $2,727 $3,779 $3,826 $3,885 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 5 Balance Sheet Assets Loans Deposits Equity

Note: Dollars in thousands (1) Includes money market deposits Composition Quarter Highlights 6 $21,473,070 $21,424,555 $21,582,637 $14,772,095 $14,572,612 Noninterest-bearing Interest-bearing (1) Savings Time 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 Core Deposit Funding • Deposit growth of $48.5 million in 4Q 2025 represents 0.9% annualized growth. • Noninterest-bearing deposits: 23.5% of total deposits • Average deposit account balance: $33 thousand • Commercial average account balance* : $87 thousand • Consumer average account balance : $14 thousand • Top 20 depositors: 5.0% of total deposits* Customer Mix 44% 44% 50% 48% 48% 38% 39% 31% 35% 35% 18% 17% 19% 17% 17% Consumer Commercial Public Funds 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 * Excludes public fund deposits

Cash and Securities to Total Assets Loans to Deposits Average Interest Earning Asset Mix (4Q 2025) 16.9% 17.5% 18.5% 17.4% 17.4% 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 88% 88% 86% 89% 89% 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 80% 1% 16% 3% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances With Banks 7 Liquidity Position

Capital

RENASANT

Equity to Assets / Tangible Common Equity Ratio (non-GAAP)*



14.85%
9.84%
14.93%
9.99%
14.19%
8.77%
14.31%
8.98%
14.52%
9.26%
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
Shareholders' equity to assets
Tangible common equity ratio (non-GAAP)*

Common Equity Tier 1 Ratio / Total Risk-based Capital Ratio



12.73%
17.08%
12.59%
16.89%
11.08%
14.97%
11.04%
14.88%
11.24%
14.78%
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
Common equity tier 1 capital ratio
Total risk-based capital ratio

Book Value / Tangible Book Value (non-GAAP)*



$42.13
$26.36
$42.79
$27.07
$39.77
$23.10
$40.26
$23.77
$41.05
$24.65
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
Book Value
Tangible Book Value (non-GAAP)*

Quarter Highlights

- The Company has a $150.0 million stock repurchase program in effect until the earlier of October 2026 or the repurchase of the entire amount authorized under the plan, under which the Company is authorized to repurchase outstanding shares of its common stock either in open market purchases or privately negotiated transactions.
- During the fourth quarter of 2025, the Company repurchased $13.2 million of common stock at a weighted average price of $34.29

* Tangible Common Equity Ratio and Tangible Book Value are non-GAAP financial measures. See slide 33 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

8

Loan Growth $19,026 $(8) $(85) $125 $13 $(16) $(8) $19,047 Q 3 2025 RE-1-4 Fam ily C&LD NO O CRE O O CRE C&I Consum er Q 4 2025 Quarter Highlights • Loans increased $21.5 million linked quarter. During the fourth quarter, the Company sold approximately $117.3 million of C&I loans acquired in connection with the merger with The First, which were not considered to be core to Renasant's business • Average loan balance: $311 thousand 24% 10% 33% 17% 15% 1% Real estate - 1-4 family mortgage Construction and Land Development Commercial Real Estate - Non-Owner Occupied Commercial Real Estate - Owner Occupied Commercial and Industrial Consumer Loan Composition 9Note: Dollars in millions

$576 $645 $805 $950 $914 $595 $551 $730 $757 $806 Production Advances 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $465 $557 $657 $587 $876 $449 $468 $567 $657 $706 Payoffs Paydowns 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $19,026 $914 $806 $(876) $(706) $(117) $19,047 3Q 2025 Production Advances Payoffs Paydowns Sale* 4Q 2025 Loan Activity 10 Note: Dollars in millions *The aforementioned sale of loans acquired from The First QTD Loan Growth Production & Advance Trends Payoff & Paydown Trends

11 $201,756 $203,931 $290,770 $297,591 $293,955 1.57% 1.56% 1.57% 1.56% 1.54% 0.05% —% 0.26% 0.09% 0.19% ACL ACL/Loans Net Charge-offs / Average Loans 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $372,590 $320,432 $493,557 $612,513 $560,663 2.89% 2.45% 2.66% 3.22% 2.94% Criticized loans Criticized loans / total loans 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Asset Quality Criticized Loans Note: Dollars in thousands Allowance for Credit Losses & Net Charge-offs 0.31% 0.31% 0.25% 0.26% 0.47% Loans 30-89 Past Due / Total Loans 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Loans 30-89 Days Past DueQuarter Highlights • 48% of our NPLs loan payments were less than 30 days past due at 12/31/25 • Average NPL loan balance: $305,057 • 80% of our criticized loans were less than 30 days past due at 12/31/25 • Average criticized loan balance: $549,661

0.68% 0.59% 0.58% 0.68% 0.71% 0.88% 0.76% 0.76% 0.90% 0.92% NPAs/Total Assets NPLs/Total Loans 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 12 $65,431 $7,730 $43,395 $31,303 $28,002 $157 Real Estate 1-4 Family Mortgage Construction and Land Development Commercial Real Estate - Non-Owner Occupied Commercial Real Estate - Owner-Occupied Commercial and Industrial Consumer NPLs by Loan Category Asset Quality (cont.) Nonperforming Loans & Nonperforming Assets $113,275 $98,733 $141,859 $171,548 $176,018 178% 207% 205% 173% 167% Nonperforming Loans Allowance/Nonperforming Loans 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Nonperforming Loans Note: Dollars in thousands

$0.70 $0.65 $0.01 $0.63 $0.83 $0.73 $0.66 $0.69 $0.77 $0.91 Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $135.5 $137.4 $222.7 $228.1 $232.4 $134.7 $135.8 $207.6 $214.4 $216.3 Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP)* 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $52.4 $56.7 $84.0 $85.7 $107.8 $54.2 $57.5 $103.0 $103.2 $118.3 PPNR (non-GAAP)* Adjusted PPNR (non-GAAP)* 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 $44.7 $41.5 $1.0 $59.8 $78.9 $46.5 $42.1 $65.9 $72.9 $86.9 Net Income Adjusted Net Income (non-GAAP)* 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 13 Profitability Diluted EPS / Adjusted Diluted EPS (non-GAAP)* Net Income / Adjusted Net Income (non-GAAP)* PPNR (non-GAAP)* / Adjusted PPNR (Non-GAAP)*Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (Non-GAAP)* Note: Dollars in millions except per share amounts. *Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. See slides 26, 27, 28 and 30 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

0.99% 0.94% 0.02% 0.90% 1.17% 1.03% 0.95% 1.01% 1.09% 1.29% ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 6.70% 6.25% 0.11% 6.25% 8.14% 11.38% 10.30% 13.50% 14.22% 16.18% ROAE (GAAP) ROTCE (Adjusted) (non-GAAP)* 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1.16% 1.28% 1.29% 1.29% 1.60% 1.20% 1.30% 1.58% 1.55% 1.76% PPNR/Average Assets (non-GAAP)* Adjusted PPNR/Average Assets (non-GAAP)* 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 14 Profitability Ratios ROAA / Adjusted ROAA (non-GAAP)* ROAE / Adjusted ROTCE (non-GAAP)* PPNR (non-GAAP)* / Adjusted PPNR Ratios (non-GAAP)* *Adjusted ROAA, Adjusted ROTCE, PPNR/Average Assets and Adjusted PPNR/Average Assets are non-GAAP financial measures. See slides 27, 29 and 32 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

3.36% 3.45% 3.85% 3.85% 3.89% 3.34% 3.42% 3.58% 3.62% 3.62% Net Interest Margin Adjusted Net Interest Margin (FTE)(non-GAAP)* 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 6.29% 6.24% 6.63% 6.60% 6.45% 6.27% 6.19% 6.18% 6.23% 6.11% Loan yield Adjusted Loan Yield (non-GAAP)* 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 • Scheduled accretion and accelerated accretion recognized on acquired loans were $11.8 million and $1.8 million, respectively, for the fourth quarter of 2025, which included scheduled credit accretion and accelerated credit accretion of $4.5 million and $1.6 million, respectively 15 Net Interest Margin (FTE), Loan Yield and Cost of Deposits 2.35% 2.22% 2.12% 2.14% 1.97% 3.09% 2.89% 2.82% 2.83% 2.60% Total cost of deposits Cost of total interest-bearing deposits 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE)(non-GAAP)* Loan Yield / Adjusted Loan Yield (non-GAAP)* Cost of Deposits Accretion *Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. See slides 30 and 31 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

• Noninterest income increased $5.1 million linked quarter, which included $2.0 million in gains associated with the exit of certain low income housing tax credit partnerships during the fourth quarter • Service charges and Fees and commissions increased $1.1 million and $1.0 million, respectively, linked quarter. Following the conversion of The First’s core systems, which occurred in August, all acquired accounts were migrated to a single fee structure and duplicate processing expenses were eliminated, which contributed to the increases 16 $51,125 $46,026 $48,334 $36,395 $34,218 Service charges Fees and commissions Wealth management Mortgage banking BOLI Other 4Q 2025 3Q 2025 2Q 2025 1Q 2025 4Q 2024 Noninterest Income Composition ($ in thousands) Quarter Highlights

Noninterest Expense

RENASANT

Composition ($ in thousands)


4Q 2025
3Q 2025
2Q 2025
1Q 2025
4Q 2024
$170,750
$183,830
$183,204
$113,876
$114,747
Salaries and employee benefits
Net occupancy and equipment
Merger and conversion expenses
Other
Data processing
Advertising and public relations
Intangible amortization

Quarter Highlights

- Noninterest expense decreased $13.1 million linked quarter, which includes a decrease of $6.9 million in merger and conversion expenses linked quarter
- The Company recognized a net gain of $2.1 million resulting from branch consolidation activity in connection with its merger with The First, recorded in Net occupancy and equipment expense

Efficiency Ratio


67.61%
65.82%
65.51%
64.43%
67.59%
57.07%
67.05%
57.51%
60.23%
53.52%
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
Efficiency Ratio
Adjusted efficiency ratio (non-GAAP) *

* Adjusted Efficiency Ratio is a non-GAAP financial measures. See slide 32 in the appendix for a description of the exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

17

Appendix

Repricing Term* Rate Structure Total Loans 3 mos or less 3-12 mos 1-3 years 3-5 years 5-15 years Over 15 years Total Variable Fixed Commercial and Industrial $ 1,658 $ 223 $ 407 $ 358 $ 170 $ 2 $ 2,818 $ 1,824 $ 994 Commercial Real Estate - Owner-Occupied 1,254 212 600 696 537 35 3,334 1,386 1,949 Commercial Real Estate - Non-Owner Occupied 3,463 406 1,116 874 381 7 6,247 3,631 2,614 Construction and Land Development 1,379 85 110 180 94 57 1,905 1,465 440 Real Estate 1-4 Family Mortgage 962 267 526 538 888 1,455 4,636 2,656 1,980 Consumer 25 19 33 23 7 — 107 18 90 Total $ 8,741 $ 1,212 $ 2,792 $ 2,669 $ 2,077 $ 1,556 $ 19,047 $ 10,980 $ 8,067 Weighted Average Rate - Fixed 5.4% 5.2% 5.5% 6.2% 4.5% 5.5% 5.5 % Weighted Average Rate - Variable 6.4% 8.0% 7.0% 5.8% 5.4% 4.8% 6.3% % Fixed 4.9% 72.0% 80.8% 79.9% 65.4% 65.5% 42.4% % Variable 95.1% 28.0% 19.2% 20.1% 34.6% 34.5% 57.6 % Note: Dollars in millions *Based on Maturity Date for fixed rate loans and variable rate loans that are at their floor or ceiling 19 Loan Repricing and Maturity

Note: As of December 31, 2025 Agency CMO 28% Agency MBS 31% Municipal 15% Agency CMBS 15% SBA 9% Other 2% 20 • Amortized cost of $3.7 billion; GAAP value of $3.6 billion, which represents 13.4% of total assets • Duration of 3.8 years • 29% of portfolio HTM based on par value ◦ 10.2% of HTM are CRA investments ◦ 25.6% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $128.9 million ($97.0 million, net of tax); unrealized losses in AOCI on HTM securities totaled $54.2 million ($40.4 million, net of tax) $3.7 Billion Securities Composition (Amortized Cost) Quarter Highlights

15% 21% 22% 9% 6% 7% 12% 5% 3% Warehouse/Industrial Retail Multi-family Self Storage Medical Office Office (non-medical) Hotel Senior Housing Other Quarter Highlights Note: As of December 31, 2025. LTV is calculated using the most recent appraisal available. % of Loans Avg Loan Size1 32.8% $2.1 million WA LTV 53.5% 0.19% 30-89 Days 0.69% NPLs2 Multi-Family Retail Warehouse/ Industrial Amount $1,392.8 $1,316.2 $904.7 Avg Loan Size1 2.7 1.5 2.5 % of Loans 7.3 6.9 4.8 % Past Due or Nonaccrual 0.06 0.16 0.85 ACL Reserve %2 1.19 0.93 1.06 WA LTV % 52.7 54.7 51.2 % Loans<75% LTV 97.3 86.2 97.8 % in Footprint 99.8 96.3 94.9 Q4 Loan Growth (%) 2.0 7.1 1.1 (1) Based on commitment amount (2) Includes reserves for both loans accounted for collectively and those individually evaluated Note: Dollars in millions 21 Commercial Real Estate - Non-owner Occupied $6.2 Billion Composition

22 Note: As of December 31, 2025; LTV is calculated using the most recent appraisal available. 20% 25% 9% 13% 5% 5% 9% 8% 4% 1%1% 1-4 Family Land & Dev. Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Other Senior Housing Amount $1,905.6 Avg Loan Size1 1.1 % of Loans 10.0 % Past Due or Nonaccrual 0.44 ACL Reserve%2 1.65 WA LTV % 61.1 % Loans<75% LTV 83.2 % in Footprint 98.2 Q4 Loan Growth (%) -4.3 (1) Based on commitment amount (2) Includes reserves for both loans accounted for collectively and those individually evaluated Note: Dollars in millions Construction and Land Development $1.9 Billion Composition Quarter Highlights

23 September 30, 2025 December 31, 2025 ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Real Estate 1-4 Family Mortgage $ 62,097 1.34 $ 61,249 1.32 Construction and Land Development 32,048 1.61 31,359 1.65 Commercial Real Estate - Non-Owner Occupied 102,109 1.67 99,605 1.59 Commercial Real Estate - Owner-Occupied 33,852 1.02 38,733 1.16 Commercial and Industrial 62,022 2.17 58,059 2.05 Consumer 5,463 4.72 4,950 4.59 Allowance for Credit Losses on Loans 297,591 1.56 293,955 1.54 Allowance for Credit Losses on Deferred Interest 579 622 Reserve for Unfunded Commitments 24,366 29,827 Total Reserves 322,536 324,404 Purchase Accounting Discounts 175,439 161,591 Total Loss Absorption Capacity $ 497,975 $ 485,995 ACL / Loss Absorption

24 ($ in thousands) 4Q 2024 3Q 2025 4Q 2025 Gain on sales of loans, net $ 2,379 $ 5,270 $ 5,243 Fees, net 2,850 3,050 2,970 Mortgage servicing income, net 1,632 697 711 Mortgage banking income, net $ 6,861 $ 9,017 $ 8,924 (in %) 4Q 2024 3Q 2025 4Q 2025 Wholesale 39 39 37 Retail 61 61 63 Purchase 89 77 72 Refinance 11 23 28 $482.3 $632.1 $679.6 $590.2 $489.5 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above 2.01% 1.42% 1.87% 1.32% 1.99% 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Mortgage Banking Mortgage Banking Income Mix Locked Volume (in millions) Gain on Sale Margin*

Reconciliation of Non-GAAP Disclosures

Reconciliation of Non-GAAP disclosures Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue $ in thousands 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Net income (GAAP) $ 44,747 $ 41,518 $ 1,018 $ 59,788 $ 78,948 Income taxes 5,006 10,448 1,649 15,478 17,885 Provision for credit losses (including unfunded commitments) 2,600 4,750 81,322 10,450 10,935 Pre-provision net revenue (non-GAAP) $ 52,353 $ 56,716 $ 83,989 $ 85,716 $ 107,768 Merger and conversion expense 2,076 791 20,479 17,494 10,567 Gain on sale of MSR (252) — (1,467) — — Adjusted pre-provision net revenue (non-GAAP) $ 54,177 $ 57,507 $ 103,001 $ 103,210 $ 118,335 26

Reconciliation of Non-GAAP disclosures

RENASANT

Pre-Provision Net Revenue/Average Assets and Adjusted Pre-Provision Net Revenue/Average Assets

$ in thousands	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025
Net income (GAAP)	$ 44,747	$ 41,518	$ 1,018	$ 59,788	$ 78,948
Merger and conversion expense	2,076	791	20,479	17,494	10,567
Day 1 acquisition provision for loan losses	—	—	62,190	—	—
Day 1 acquisition provision for unfunded commitments	—	—	4,422	—	—
Gain on sale of MSR	(252)	—	(1,467)	—	—
Tax effect of adjustments noted above[1]	(113)	(198)	(20,765)	(4,365)	(2,636)
Adjusted net income (non-GAAP)	$ 46,458	$ 42,111	$ 65,877	$ 72,917	$ 86,879
Pre-provision net revenue (non-GAAP)	$ 52,353	$ 56,716	$ 83,989	$ 85,716	$ 107,768
Adjusted pre-provision net revenue (non-GAAP)[2]	$ 54,177	$ 57,507	$ 103,001	$ 103,210	$ 118,335
Total average assets	$17,943,148	$17,989,636	$26,182,865	$26,456,596	$26,693,539
Return on Average Assets (GAAP)	0.99 %	0.94 %	0.02 %	0.90 %	1.17 %
Return on Average Assets (Adjusted) (non-GAAP)	1.03	0.95	1.01	1.09	1.29
Pre-provision net revenue/Average assets (non-GAAP)	1.16	1.28	1.29	1.29	1.60
Adjusted pre-provision net revenue/Average assets (non-GAAP)	1.20	1.30	1.58	1.55	1.76

(1) Tax effect is calculated based on the respective legal entity's appropriate federal and state tax rates (as appliable) for the period, and includes the estimated impact of both current and deferred tax expense.

(2)See slide 26 for a reconciliation of Pre-provision net revenue and Adjusted pre-provision net revenue.

27

28 Reconciliation of Non-GAAP disclosures Adjusted Diluted Earnings Per Share (1) Tax effect is calculated based on the respective legal entity’s appropriate federal and state tax rates (as appliable) for the period, and includes the estimated impact of both current and deferred tax expense. $ in thousands 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Net income (GAAP) $ 44,747 $ 41,518 $ 1,018 $ 59,788 $ 78,948 Merger and conversion expense 2,076 791 20,479 17,494 10,567 Day 1 acquisition provision for loan losses — — 62,190 — — Day 1 acquisition provision for unfunded — — 4,422 — — Gain on sale of MSR (252) — (1,467) — — Tax effect of adjustments noted above(1) (113) (198) (20,765) (4,365) (2,636) Adjusted net income (non-GAAP) $ 46,458 $ 42,111 $ 65,877 $ 72,917 $ 86,879 Diluted shares outstanding (average) 64,056,303 64,028,025 95,136,160 95,284,603 $ 95,172,380 Diluted EPS (GAAP) $ 0.70 $ 0.65 $ 0.01 $ 0.63 $ 0.83 Adjusted Diluted EPS (non-GAAP) $ 0.73 $ 0.66 $ 0.69 $ 0.77 $ 0.91

Reconciliation of Non-GAAP disclosures

Return on Average Tangible Common Equity (Adjusted)

$ in thousands	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025
Net income (GAAP)	$ 44,747	$ 41,518	$ 1,018	$ 59,788	$ 78,948
Merger and conversion expense	2,076	791	20,479	17,494	10,567
Day 1 acquisition provision for loan losses	—	—	62,190	—	—
Day 1 acquisition provision for unfunded commitments	—	—	4,422	—	—
Gain on sale of MSR	(252)	—	(1,467)	—	—
Tax effect of adjustments noted above[(1)]	(113)	(198)	(20,765)	(4,365)	(2,636)
Adjusted net income (non-GAAP)	$ 46,458	$ 42,111	$ 65,877	$ 72,917	$ 86,879
Amortization of intangibles	1,133	1,080	8,884	8,674	8,465
Tax effect of adjustment noted above[(1)]	(283)	(270)	(2,212)	(2,164)	(2,112)
Adjusted tangible net income (non-GAAP)	$ 47,308	$ 42,921	$ 72,549	$ 79,427	$ 93,232
Average shareholders' equity (GAAP)	$2,656,885	$2,692,681	$3,745,051	$3,794,996	$3,849,791
Average Intangibles	(1,003,551)	(1,002,511)	(1,589,490)	(1,578,846)	(1,563,189)
Average tangible shareholders' equity (non-GAAP)	$1,653,334	$1,690,170	$2,155,561	$2,216,150	$2,286,602
Return on Average Equity (GAAP)	6.70 %	6.25 %	0.11 %	6.25 %	8.14 %
Return on Average Tangible Common Equity (Adjusted) (non-GAAP)	11.38 %	10.30 %	13.50 %	14.22 %	16.18 %

(1) Tax effect is calculated based on the respective legal entity's appropriate federal and state tax rates (as appliable) for the period, and includes the estimated impact of both current and deferred tax expense.

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30 Adjusted Net Interest Income (FTE) and Adjusted Net Interest Margin Reconciliation of Non-GAAP disclosures $ in thousands 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Net interest income (FTE) (GAAP) $ 135,502 $ 137,432 $ 222,717 $ 228,131 $ 232,361 Less: Net interest income collected on problem loans 151 1,026 2,779 664 2,767 Accretable yield recognized on purchased loans 616 558 17,834 16,862 13,632 Amortization recognized on purchased time deposits — — (4,396) (2,995) — Amortization recognized on purchased long term borrowings — — (1,072) (837) (335) Net interest income adjustments $ 767 $ 1,584 $ 15,145 $ 13,694 $ 16,064 Adjusted net interest income (FTE) (non-GAAP) $ 134,735 $ 135,848 $ 207,572 $ 214,437 $ 216,297 Total average earning assets $ 16,068,893 $ 16,135,864 $ 23,206,955 $ 23,527,519 $ 23,750,356 Net interest margin (GAAP) 3.36% 3.45% 3.85% 3.85% 3.89 % Adjusted net interest margin (non-GAAP) 3.34% 3.42% 3.58% 3.62% 3.62%

31 Adjusted Loan Yield Reconciliation of Non-GAAP disclosures $ in thousands 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Loan interest income (FTE) (GAAP) $ 201,562 $ 199,504 $ 304,834 $ 311,903 $ 309,667 Less: Net interest income collected on problem loans 151 1,026 2,779 664 2,767 Accretable yield recognized on purchased loans 616 558 17,834 16,862 13,632 Adjusted loan interest income (FTE) (non-GAAP) $ 200,795 $ 197,920 $ 284,221 $ 294,377 $ 293,268 Total average loans $ 12,746,941 $ 12,966,869 $ 18,448,000 $ 18,750,715 $ 19,041,103 Loan yield (GAAP) 6.29% 6.24% 6.63% 6.60% 6.45 % Adjusted loan yield (non-GAAP) 6.27% 6.19% 6.18% 6.23% 6.11%

32 Reconciliation of Non-GAAP disclosures Adjusted Efficiency Ratio $ in thousands 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Net interest income (FTE) (GAAP) $ 135,502 $ 137,432 $ 222,717 $ 228,131 $ 232,361 Total noninterest income (GAAP) 34,218 36,395 48,334 46,026 51,125 Gain on sale of MSR 252 — 1,467 — — Adjusted total noninterest income (non-GAAP) $ 33,966 $ 36,395 $ 46,867 $ 46,026 $ 51,125 Total income (FTE) (non-GAAP) $ 169,468 $ 173,827 $ 269,584 $ 274,157 $ 283,486 Total noninterest expense (GAAP) $ 114,747 $ 113,876 $ 183,204 $ 183,830 $ 170,750 Amortization of intangibles 1,133 1,080 8,884 8,674 8,465 Merger-related expenses 2,076 791 20,479 17,494 10,567 Adjusted total noninterest expense (non-GAAP) $ 111,538 $ 112,005 $ 153,841 $ 157,662 $ 151,718 Efficiency Ratio (GAAP) 67.61% 65.51% 67.59% 67.05% 60.23 % Adjusted Efficiency Ratio (non-GAAP) 65.82% 64.43% 57.07% 57.51% 53.52%

Reconciliation of Non-GAAP disclosures

RENASANT

Tangible Common Equity and Tangible Book Value

$ in thousands	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025
Shareholders' equity (GAAP)	$2,678,318	$2,727,105	$3,778,854	$3,825,778	$3,884,905
Intangibles	(1,003,003)	(1,001,923)	(1,583,533)	(1,566,788)	(1,552,452)
Tangible shareholders' equity (non-GAAP)	$1,675,315	$1,725,182	$2,195,321	$2,258,990	$2,332,453
Total assets (GAAP)	$18,034,868	$18,271,381	$26,624,975	$26,726,165	$26,751,426
Intangibles	(1,003,003)	(1,001,923)	(1,583,533)	(1,566,788)	(1,552,452)
Tangible assets (non-GAAP)	$17,031,865	$17,269,458	$25,041,442	$25,159,377	$25,198,974
Tangible Common Equity Ratio					
Shareholders' equity to assets (GAAP)	14.85 %	14.93 %	14.19 %	14.31 %	14.52 %
Effect of adjustment for intangible assets	5.01	4.94	5.42	5.33	5.26
Tangible common equity ratio (non-GAAP)	9.84 %	9.99 %	8.77 %	8.98 %	9.26 %
Tangible Book Value					
Shares Outstanding	63,565,690	63,739,467	95,019,311	95,020,881	94,636,207
Book Value (GAAP)	$ 42.13	$ 42.79	$ 39.77	$ 40.26	$ 41.05
Tangible Book Value (non-GAAP)	$ 26.36	$ 27.07	$ 23.10	$ 23.77	$ 24.65

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